N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Semi-Annual Report
June 30, 2011

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "Fund") for the six months ended June 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

Continued oil and gas discoveries and development in the Williston Basin and across the middle of North America have provided a strong foundation for investment progress. The Fund (ICPAX) gained 14.34%* in total return for the first half of 2011 while the benchmark Russell 3000 gained 6.35% and the Dow Jones Oil and Gas Index had a gain of 10.66%. The Fund out-performed these indices and most funds in the Morningstar mid-cap category by maintaining a focus on growth prospects in the Williston Basin, an area that we know quite well since the managers are located within the Williston Basin. We have been able to track the progress of many of the participating companies by viewing first-hand their drilling, completing, transporting, maintenance and remedial work. Many of these companies also operate in other basins of North America and across the world which tends to add some geographical diversification to the Fund.

The continuing boom in the Williston Basin was hampered by a harsh winter and perhaps the muddiest spring ever witnessed. Companies were unable to accomplish their plans on time and as a result, some revenue and earnings forecasts were not met. The drying out process reached well past mid-year and finally the boom got back on track with more vigor than before. Several of our portfolio companies missed forecasts but we were not daunted by the weather, realizing instead that weather delays would only postpone the growth that we have witnessed and the continued development that we envision. The managers added to positions during this period and turnover remained quite low. Minor changes were made to the portfolio and the complexion of the list remained much the same as it was at year-end 2010. Net new money to the Fund was mostly added to core positions that have been stalwarts for the Fund in previous months. We continue to focus on exploration companies, well service companies, equipment makers, pipelines, refineries and companies involved in mining potash, another valuable resource found in the Williston Basin.

More players have entered the Basin recently, making for some spirited pricing for lease ground and drilling rights. This is obviously due to the fine success ratios that oilers have turned in while drilling into the Bakken formation. The Bakken formation has been labeled as "the largest continuous accumulation of oil" ever assessed by the U.S. Department of the Interior in the lower 48 states. Ken Salazar, Secretary of the Interior, recently announced that his Department will be doing a re-assessment of the Basin because of "significant new geological information". Oil reserve estimates will likely be increased in line with many industry observers who think the government assessment from 2008 is considerably lower than the potential today given three years of strong results.

The drilling rig count continues to increase in North Dakota, the center of the Williston Basin, and State officials expect that 200 rigs will be operating in the State by year-end. The ND Oil & Gas Division has estimated that 28,000 wells need to be drilled in order to complete phase one and two of the Bakken/Three Forks development in the Williston Basin. With the current rig fleet capable of drilling about 2000 wells per year, we expect considerable Bakken activity for a long time to come. North Dakota has about 5500 oil wells producing at this writing and the State is the #4 producer of oil in the United States. Several industry leaders and analysts have suggested that North Dakota will increase production to one million barrels of oil per day and at that level, North Dakota could approach the top oil producer status. We remain confident that our portfolio of companies is well positioned to take advantage of the growth that is happening around us.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.04%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/29/00	$10,000	$9,499	$10,000
12/31/01	$8,767	$8,328	$8,854
12/31/02	$6,618	$6,286	$6,947
12/31/03	$8,626	$8,194	$9,104
12/31/04	$9,665	$9,181	$10,192
12/30/05	$10,791	$10,250	$10,816
12/29/06	$11,625	$11,043	$12,516
12/31/07	$11,518	$10,941	$13,159
12/31/08	$9,289	$8,824	$8,250
12/31/09	$11,082	$10,527	$10,588
12/31/10	$16,338	$15,520	$12,380
6/30/11	$18,681	$17,745	$13,167

Average Annual Total Returns for the periods ending June 30, 2011

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	72.52%	16.86%	11.29%	6.90%	10.11%
With sales charge (5.00%)	63.89%	14.83%	10.16%	6.35%	9.64%

Putting Performance into Perspective

Performance data quoted above is historical. The Fund's recent short-term performance is unusual and unlikely to be sustained. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Integrity Growth & Income Fund (the "Fund") for the six months ended June 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

Prospects for accelerating economic growth have grown dimmer recently due to downward revisions of first-quarter economic activity and slowdowns across a broad set of indicators. Weakness in economic activities spanning manufacturing, consumer spending, jobs and housing has resulted in forecasted economic growth for 2011 to come in at 2.5%, down from 2.9% in the previous forecast and more than a full percentage point lower than the forecast at the beginning of the year.

Elevated inventories continue to put downward pressure on home prices, with many forecasts predicting that we still have not seen the bottom for home prices. Ultimately, the labor market holds the key to a housing recovery. Job growth is needed in order to activate housing demand; however hiring delays continue to push out a housing recovery.

Along with tepid housing activity, the recent slowdown is largely a consequence of three negative economic factors that developed in the early spring: 1) the sharp rise in fuel prices; 2) component shortages out of Japan; and 3) unusually bad weather. Any one of these factors would normally be expected to have a negative influence on business activity. But in combination, the economic impact has been significant.

Going forward these factors should moderate, or even reverse. Japan is recovering, and component supplies are rebounding, weather should return to more normalized patterns and gasoline prices have shown material declines since peaking in mid-May. While the upswing which started in 2009 appears to be at halftime, the economy and job growth are set to reaccelerate and corporate earnings should continue to grow. For one, new factory orders are still at levels consistent with a normal recovery, corporate balance sheets are solid with cash and wages are rising.

The Integrity Growth & Income began the period at $37.10 and ended the period at $41.12 for a total return of 10.84%* versus the S&P 500 Index's return of 6.02%. Factors contributing to the overall performance were the Fund's overweighting in Energy and Materials sectors and underweighting in Financials versus the benchmark.

Additions during the quarter include: natural resource company, Continental Resources; telecommunication company, AT&T; utility, Black Hills Corp.; consumer staple, Dean Foods; and pharmaceutical company, Merck.

The Fund's portfolio current breakdown is: Large Growth 38%, Large Blend 30%, Large Value 21% and Natural Resources 11%.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.01%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/29/00	$10,000	$9,500	$10,000
12/31/01	$5,770	$5,482	$8,811
12/31/02	$4,178	$3,969	$6,864
12/31/03	$5,180	$4,921	$8,833
12/31/04	$5,796	$5,506	$9,794
12/30/05	$6,336	$6,019	$10,275
12/29/06	$7,289	$6,925	$11,898
12/31/07	$7,870	$7,477	$12,552
12/31/08	$5,741	$5,454	$7,908
12/31/09	$6,518	$6,192	$10,001
12/31/10	$7,638	$7,257	$11,507
6/30/11	$8,466	$8,043	$12,200

Average Annual Total Returns for the periods ending June 30, 2011

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	41.66%	2.91%	5.28%	1.48%	8.36%
With sales charge (5.00%)	34.57%	1.17%	4.20%	0.96%	8.02%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "Fund") for the six months ended June 30, 2011. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Overall, the year-to-date period was positive for the high-yield market despite two episodes of increased volatility, (1) in early March due to global events that ranged from unrest in the Middle East/North Africa to a devastating earthquake and tsunami in Japan, and (2) in May/June because of deteriorating global economic data and ongoing fears surrounding the European sovereign debt crisis. In both periods, investor risk appetite waned, leading to a steady stream of retail outflows and a slowdown in the record pace of new issue activity. Trends reversed, however, and the high-yield market quickly rallied as none of the issues afflicting the markets pertained directly to high-yield credit fundamentals, but each was influential in shaping investor confidence and risk appetite. In general, however, stable corporate fundamentals, favorable technicals, robust capital market conditions and negligible default risk provided an encouraging backdrop to the high-yield market in the past six months.

The Barclays Capital U.S. Corporate High Yield Bond Index posted a year-to-date return of 4.98%. Beginning in mid-April, high-yield spreads embarked on a path of widening before sharply declining during the final few days of June. Spreads ended the six-month period just 8 basis points (bps) tighter at 570 bps on an option-adjusted spread basis. In comparison, the 10-year Treasury returned 3.09% and the S&P 500 Index returned 6.02% for the same period. At June 30, the yield-to-worst on the Barclays Capital U.S. Corporate High Yield Bond Index was 7.32%.

Flight-to-quality movements accompanied periods of volatility in early March and again in May/June, though lower-rated credits outperformed their higher-quality counterparts year to date. Utilities, technology and financial sectors led performance January through June as all sectors posted positive returns, measured by the Barclays Capital U.S. Corporate High Yield Index. The lowest-performing sectors year to date were transportation, home construction and building materials.

Primary market conditions were favorable, enabling companies to amend terms or extend maturities. Issuer refinancing needs dominated nearly 60% of the year-to-date activity. Record-low bond yields, minimal default risk and attractive relative valuations contributed to healthy capital market conditions. Despite a significant slowdown in June, new issuance volumes remained strong, surpassing record levels. Year to date, high-yield issuers priced $182 billion compared with $125 billion last year for the same period.

Default activity continued to be negligible in the first half of 2011 as only six bond defaults occurred, affecting $1.6 billion. The 12-month par-weighted default rate remained relatively unchanged at 0.81%, where it has hovered for the last seven months.

Portfolio Performance and Positioning

For the year-to-date period through June 30, the Integrity High Income Fund Class A and Class C returned 4.17%* and 3.91%*, respectively, compared to the Fund's benchmark, the Barclays U.S. Corporate High Yield Index, which returned a 4.98%, and the Merrill Lynch High Yield Master II Constrained Index, which returned a 4.93% for the same period. Performance was aided by security selection in the financial, paper and media/cable sectors, with the largest contributions coming from relative weightings in Ford Motor Credit, Sprint Capital, Supervalu, Diversey and Sino Forest. Underperforming sectors included exposure to electric utilities, banking and natural gas. Results also were hindered by relative weightings in Dex One Corp., American General Finance, Energy Future Holdings, Texas Competitive Electric Holdings and El Paso Corporation.

The Fund is overweight in the consumer products, technology and healthcare sectors, driven by our view of the relative value opportunities within those sectors. It is underweight in the financial, electric utilities and banking sectors, where valuations are not compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

We believe that the recent economic weakness is a mid-cycle slowdown related to Japanese supply-chain disruptions and elevated energy costs as opposed to something more formidable. Importantly, the corporate sector, aided by exposure to global emerging markets, has outperformed the domestic economy and is well positioned to withstand this temporary slowdown. Our base case calls for continuation of moderate economic growth (2-3%), which remains supportive of company fundamentals. At 0.81%, the trailing 12-month default rate is near all-time lows, and we expect that it will remain in a 1-2% range for the balance of the year. We believe current valuations are attractive based on moderate gross domestic product growth, stable-to-improving credit fundamentals and low default risk. With credit and sector disparity on the rise, individual security selection will become increasingly important, and we will rely on our bottom-up security selection process to capitalize on dislocations in relative value.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas g. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.83% for Class A and 2.58% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60% for Class A and 2.35% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/30/05	$11,803	$11,306	$11,233
12/29/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219
6/30/11	$14,211	$13,612	$18,076

Average Annual Total Returns for the periods ending June 30, 2011

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	14.46%	9.24%	2.78%	N/A	5.00%
Class A With sales charge (4.25%)	9.57%	7.69%	1.90%	N/A	4.37%
Class C Without CDSC	13.59%	8.38%	2.01%	N/A	4.16%
Class C With CDSC (1.00%)	12.59%	8.38%	2.01%	N/A	4.16%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)

	Quantity	Fair Value

COMMON STOCK (95.7%)

Consumer Staples (0.5%)
Archer-Daniels-Midland	58,000	$1,748,700

Energy (85.0%)
Baker Hughes, Inc.	249,000	18,067,440
*Basic Energy Svcs	520,000	16,364,400
*Brigham Exploration Co	558,000	16,700,940
*Calfrac Well Services Ltd	71,000	2,338,818
*Cameron International Corp	149,900	7,538,471
Canyon Services Group, Inc	255,000	3,521,805
CARBO Ceramics Inc.	114,000	18,576,300
*Complete Production Services, Inc	425,000	14,178,000
ConocoPhillips	52,000	3,909,880
*Continental Resources Inc	175,000	11,359,250
*Dawson Geophysical Company	48,000	1,639,200
*Dresser-Rand Group, Inc	151,000	8,116,250
EOG Resources Inc	73,000	7,632,150
Enbridge Inc.	173,700	5,638,302
*FMC Technologies, Inc.	166,000	7,435,140
*Flotek Industries, Inc	585,000	4,984,200
*Gasfrac Energy Services, Inc	464,000	4,233,722
*GeoResources, Inc	307,000	6,904,430
Halliburton Company	302,000	15,402,000
Helmerich & Payne, Inc.	55,000	3,636,600
Hess Corp	162,000	12,111,120
Holly Corp	120,000	8,328,000
*Key Energy Services, Inc	363,000	6,534,000
*Kodiak Oil & Gas Corp	1,835,000	10,587,950
Lufkin Industries, Inc.	174,000	14,972,700
Marathon Oil Corp.	140,000	7,375,200
*Nabors Industries	149,200	3,676,288
National Oilwell Varco, Inc	252,000	19,708,920
*Oasis Petroleum	490,000	14,543,200
Occidental Petroleum Corp	46,000	4,785,840
Patterson-Uti Energy Inc	209,000	6,606,490
*Pure Energy Services Ltd	518,000	4,183,938
Schlumberger Ltd.	37,000	3,196,800
*Tesoro Corporation	260,000	5,956,600
Triangle Petroleum Corporation	350,000	2,261,000
*Whiting Petroleum Corp	165,000	9,390,150
Williams Companies, Inc.	127,000	3,841,750
*Xtreme Coil Drilling Corp	264,300	1,142,754
		317,379,998

Financials (0.1%)
*49 North Resources Inc	102,000	359,580

Industrials (1.9%)
Caterpillar Inc	23,000	2,448,580
Deere & Co.	57,000	4,699,650
		7,148,230
Materials (6.3%)
Agrium Inc	39,600	3,475,296
Freeport-McMoRan Copper & Gold Inc	61,000	3,226,900
Goldcorp, Inc	54,000	2,606,580
Monsanto Company	44,000	3,191,760
*Mosaic Company	50,000	3,386,500
Potash Sask	96,000	5,471,040
*Stillwater Mining Co	93,000	2,046,930
		23,405,006
Utilities (1.9%)
MDU Resources Group, Inc.	145,000	3,262,500
ONEOK, Inc.	52,000	3,848,520
		7,111,020

TOTAL COMMON STOCKS (COST: $334,397,242)		$357,152,534

SHORT-TERM SECURITIES (5.1%)	Shares
^Wells Fargo Advantage Cash Investment Money Market 0.034% (COST: $18,850,124)	18,850,124	$18,850,124

TOTAL INVESTMENTS IN SECURITIES (COST: $353,247,366) (100.8%)		$376,002,658
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)		(2,824,032)

NET ASSETS (100.0%)		$373,178,626

*Non-income producing
^Variable rate security; rate shown represents rate as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)

	Quantity	Fair Value

COMMON STOCK (96.9%)

Consumer Discretionary (6.9%)
Genuine Parts	12,000	$652,800
NIKE, Inc.	8,000	719,840
Yum Brands	14,000	773,360
		2,146,000
Consumer Staples (7.2%)
*Dean Foods Co	50,000	613,500
*Green Mountain Coffee Roasters, Inc	18,000	1,606,680
		2,220,180
Energy (23.4%)
Baker Hughes, Inc.	14,000	1,015,840
Canyon Services Group, Inc	47,000	649,117
CARBO Ceramics Inc.	5,000	814,750
*Continental Resources Inc	8,500	551,735
Gasfrac Energy Services, Inc	35,000	319,354
Halliburton Company	19,000	969,000
Hess Corp	6,000	448,560
*Kodiak Oil & Gas Corp	140,000	807,800
National Oilwell Varco, Inc	13,500	1,055,835
Schlumberger Ltd.	7,000	604,800
		7,236,791
Financials (12.2%)
Aflac, Inc	9,000	420,120
BlackRock, Inc	4,400	843,964
Citigroup Inc	16,000	666,240
First Niagara Finc Gr Inc	35,000	462,000
Goldman Sachs Group	4,000	532,360
J.P. Morgan Chase & Corp	21,000	859,740
		3,784,424
Health Care (8.3%)
Merck & Co, Inc	18,000	635,220
*Thermo Fisher Scientific Inc	15,000	965,850
*Waters Corp	10,000	957,400
		2,558,470
Industrials (7.0%)
*Clean Harbors, Inc	6,000	619,500
Emerson Electric Co.	12,000	675,000
Snap-on Inc	14,000	874,720
		2,169,220
Information Technology (19.1%)
*Apple Inc.	4,000	1,342,680
*Cognizant Technology Solutions Corp	12,000	880,080
*EMC Corp	48,000	1,322,400
KLA-Tencor Corp	10,000	404,800
Oracle Corp	26,000	855,660
Qualcomm Inc	12,000	681,480
*Super Micro Computer, Inc	25,000	402,250
		5,889,350
Materials (9.4%)
Cliffs Natural Resources Inc	5,500	508,475
NewMarket Corp	8,000	1,365,680
Potash Sask	18,000	1,025,820
		2,899,975
Telecommunication Services (1.5%)
AT&T Inc	15,000	471,150

Utilities (1.9%)
Black Hills Corp	20,000	601,800

TOTAL COMMON STOCKS (COST: $22,971,975)		$29,977,360

SHORT-TERM SECURITIES (3.2%)	Shares
^Wells Fargo Advantage Cash Investment Money Market 0.034% (COST: $985,649)	985,649	$985,649

TOTAL INVESTMENTS IN SECURITIES (COST: $23,957,624) (100.1%)		$30,963,009
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(40,301)

NET ASSETS (100.0%)		$30,922,708

*Non-income producing
^Variable rate security; rate shown represents rate as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)

	Principal Amount	Fair Value

CORPORATE BONDS (94.8%)

Consumer Discretionary (24.8%)
Allison Transmission Inc - 144A 7.125% 5/15/19	$105,000	$102,112
AMC Entertainment Holdings - 144A 9.750% 12/1/20	80,000	81,800
AMC Entertainment Inc 8.750% 6/1/19	35,000	36,925
American Axle 7.875% 3/1/17	125,000	125,000
American Axle & MFG Inc - 144A 9.250% 1/15/17	13,000	14,170
American Tire Dist Inc 9.750% 6/1/17	90,000	96,750
AWAS Aviation Capital LT - 144A 7.000% 10/15/16	95,200	97,699
Bon-Ton Dept Stores 10.250% 3/15/14	115,000	115,000
CCH II LLC/CCH II Capital 13.500% 11/30/16	50,000	58,875
CCO Holding LLC/Cap Corp 7.875% 4/30/18	215,000	226,556
CCO Holdings LLC/CAP Corp 7.000% 1/15/19	45,000	46,350
CCO Holdings LLC/CAP Corp - 144A 7.000% 1/15/19	35,000	35,962
Cequel Com Hldg I/Cap CP - 144A 8.625% 11/15/17	125,000	130,000
Chinos Acquisition Corp - 144A 8.125% 3/1/19	85,000	81,813
Chrysler GP/CG CO-Issuer - 144A 8.000% 6/15/19	200,000	196,500
Cinemark USA Inc - 144A 7.375% 6/15/21	15,000	14,925
Citycenter holdings/finance - 144A 7.625% 1/15/16	90,000	92,925
Clear Channel Communication - 144A 9.000% 3/1/21	115,000	110,113
Dana Holding Corp 6.500% 2/15/19	55,000	54,450
Dana Holding Corp 6.750% 2/15/21	20,000	19,725
Dineequity Inc - 144A 9.500% 10/30/18	75,000	81,375
Dish DBS Corp 7.875% 9/1/19	290,000	312,838
Dish DBS Corp - 144A 6.750% 6/1/21	110,000	112,750
Easton-Bell Sports Inc 9.750% 12/1/16	185,000	203,962
Echostar DBS Corp. 7.125% 2/1/16	220,000	232,100
EH Holdings Corp - 144A 6.500% 6/15/19	50,000	50,875
EH Holdings Corp - 144A 7.625% 6/15/21	25,000	25,500
Ford Motor Credit Co LLC 5.000% 5/15/18	530,000	528,188
Giraffe Acquisition Corp - 144A 9.125% 12/1/18	95,000	89,300
Goodyear Tire & Rubber Corp. 8.750% 8/15/20	45,000	49,388
Goodyear Tire & Rubber Corp. 8.250% 8/15/20	115,000	124,200
GWR Operating Partnership 10.875% 4/1/17	75,000	81,188
GXS Worldwide Inc. 9.750% 6/15/15	100,000	101,250
Hanesbrands Inc 8.000% 12/15/16	125,000	133,438
Hanesbrands Inc 6.375% 12/15/20	30,000	29,100
Harrahs Operating Co Inc 11.250% 6/1/17	330,000	364,238
Harrahs Operating Co Inc 10.000% 12/15/18	80,000	72,200
Interactive Data Corp - 144A 10.250% 8/1/18	120,000	131,400
Inventiv Health Inc - 144A 10.000% 8/15/18	25,000	24,125
JC Penney Corp 7.950% 4/1/17	90,000	101,363
Libbey Glass Inc 10.000% 2/15/15	121,000	131,285
Limited Brands Inc 6.625% 4/1/21	35,000	35,788
Marina District Finance - 144A 9.500% 10/15/15	35,000	36,400
Marina District Finance - 144A 9.875% 8/15/18	115,000	119,313
*MGM Mirage Inc 7.500% 6/1/16	235,000	223,250
MGM Mirage Inc 11.125% 11/15/17	40,000	45,700
MGM Mirage Inc 9.000% 3/15/20	195,000	213,525
(2) Michaels Stores Inc 0.000% 11/1/16	55,000	56,925
Michaels Stores Inc - 144A 7.750% 11/1/18	110,000	110,275
Nexeo Solutions LLC - 144A 8.375% 3/1/18	65,000	65,813
Petco Animal Supplies - 144A 9.250% 12/1/18	90,000	95,625
Polymer Group Inc - 144A 7.750% 2/1/19	105,000	105,263
*Quebecor Media 7.750% 3/15/16	385,000	397,994
Royal Caribbean Cruises 7.250% 6/15/16	65,000	69,875
Sealy Mattress Co 8.250% 6/15/14	285,000	285,713
Service Corp Intl 6.750% 4/1/15	135,000	144,788
Service Corp Intl 7.000% 5/15/19	60,000	63,150
(3)(4) Servicemaster Company - 144A 10.750% 7/15/15	95,000	100,225
Simmons Bedding Co - 144A 11.250% 7/15/15	225,000	236,250
Steinway Musical Instruments - 144A 7.000% 3/1/14	89,000	90,001
Stewart Enterprises - 144A 6.500% 4/15/19	35,000	34,956
(4) Travelport LLC 4.879% 9/1/14	45,000	38,363
Travelport LLC 9.875% 9/1/14	25,000	23,000
Travelport LLC/Travelpor 9.000% 3/1/16	15,000	13,387
Uncle Acquistion 2010 8.625% 2/15/19	45,000	46,350
Vail Resorts Inc - 144A 6.500% 5/1/19	80,000	80,400
Visant Corp 10.000% 10/1/17	170,000	175,950
WMG Acquisition Corp 9.500% 6/15/16	90,000	94,950
Wynn Las Vegas 7.875% 11/1/17	25,000	27,219
Wynn Las Vegas LLC 7.750% 8/15/20	45,000	48,881
(3) YCC Holdings/Yakee Fina - 144A 10.250% 2/15/16	20,000	20,050
Zayo Group LLC/Zayo Cap 10.250% 3/15/17	100,000	110,000
		7,927,092
Consumer Staples (8.0%)
B&G Foods Inc 7.625% 1/15/18	55,000	57,887
Blue Merger Sub Inc - 144A 7.625% 2/15/19	115,000	116,150
Bumble Bee Acquisition - 144A 9.000% 12/15/17	130,000	130,650
Central Garden & Pet Co 8.250% 3/1/18	105,000	108,412
Chiquita Brands Intl 8.875% 12/1/15	215,000	221,450
Clear Channel Worldwide 9.250% 12/15/17	265,000	288,850
Constellation Brands Inc 7.250% 9/1/16	140,000	152,950
Diversey Inc. 8.250% 11/15/19	170,000	199,325
Dole Foods Co 13.875% 3/15/14	55,000	65,863
Dole Foods Co - 144A 8.000% 10/1/16	25,000	26,188
Graham Pack Co LP/GPC 8.250% 10/1/18	20,000	22,250
Michael Foods Inc - 144A 9.750% 7/15/18	75,000	80,250
Reynolds Group - 144A 8.500% 5/15/18	45,000	44,213
Reynolds Group - 144A 8.250% 5/15/18	100,000	93,500
Reynolds GRP ISS/Reynold - 144A 9.000% 4/15/19	200,000	197,500
Rite Aid Corp 7.500% 3/1/17	50,000	49,625
Rite Aid Corp 9.500% 6/15/17	35,000	31,938
Rite Aid Corp 10.250% 10/15/19	20,000	22,000
Rite Aid Corp 8.000% 8/15/20	85,000	91,587
Solo Cup Company 10.500% 11/1/13	50,000	52,000
(3) Spectrum Brands Inc 12.000% 8/28/19	199,612	220,571
Spectrum Brands Inc - 144A 9.500% 6/15/18	50,000	54,750
Supervalu Inc 8.000% 5/1/16	100,000	102,000
Yankee Acquisition Corp 9.750% 2/15/17	120,000	126,300
		2,556,209
Energy (7.3%)
Arch Coal Inc 8.750% 8/1/16	125,000	135,625
Arch Coal Inc - 144A 7.000% 6/15/19	40,000	39,900
Arch Coal Inc - 144A 7.250% 6/15/21	25,000	25,031
Breitburn Energy Partner - 144A 8.625% 10/15/20	110,000	116,050
Brigham Exploration Co 8.750% 10/1/18	85,000	92,650
Brigham Exploration Co - 144A 6.875% 6/1/19	15,000	14,925
Calumet Speciality Products - 144A 9.375% 5/1/19	30,000	30,900
Chesapeake Energy Corp 6.625% 8/15/20	95,000	99,988
Cloud Peak Energy 8.250% 12/15/17	75,000	80,250
Consol Energy Inc 8.000% 4/1/17	50,000	54,500
Consol Energy Inc 8.250% 4/1/20	15,000	16,350
Crosstex Energy LP 8.875% 2/15/18	140,000	149,100
Eagle Rock Energy Partners - 144A 8.375% 6/1/19	65,000	64,837
EV Energy Partners - 144A 8.000% 4/15/19	75,000	75,281
Exco Resources Inc 7.500% 9/15/18	45,000	43,762
Forest Oil Corporation 7.250% 6/15/19	80,000	81,600
GMX Resources Inc - 144A 11.375% 2/15/19	50,000	46,500
Inergy LP/Inergy Fin 8.750% 3/1/15	38,000	40,470
Inergy LP/Inergy Fin 7.000% 10/1/18	85,000	85,850
James River Escrow Inc - 144A 7.875% 4/1/19	80,000	79,200
Key Energy Services Inc 6.750% 3/1/21	25,000	25,000
Linn Energy LLC 8.625% 4/15/20	65,000	70,525
Linn Energy LLC - 144A 7.750% 2/1/21	40,000	41,600
Linn Energy LLC - 144A 6.500% 5/15/19	30,000	29,700
Markwest Energy Part/Fin. 8.750% 4/15/18	150,000	163,500
Parker Drilling Co. 9.125% 4/1/18	45,000	47,475
Petrohawk Energy Corp 7.875% 6/1/15	210,000	219,975
Petrohawk Energy Corp - 144A 6.250% 6/1/19	30,000	29,325
Plains Exploration & Production 7.000% 3/15/17	95,000	97,850
Plains Exploration & Production 7.750% 6/15/15	15,000	15,544
Sandridge Energy Inc - 144A 7.500% 3/15/21	50,000	50,625
Sandridge Energy Inc - 144A 8.000% 6/1/18	50,000	51,000
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	65,000	67,275
Unit Corp 6.625% 5/15/21	25,000	25,000
Venoco Inc - 144A 8.875% 2/15/19	25,000	25,000
		2,332,163
Financials (6.0%)
Ally Financial Inc - 144A 6.250% 12/1/17	240,000	238,400
Avaya Inc 9.750% 11/1/15	60,000	61,200
(3) Avaya Inc 10.125% 11/1/15	100,165	102,920
Avaya Inc - 144A 7.000% 4/1/19	90,000	87,075
(4) Bank of America Corp 8.000% 1/30/18	100,000	104,431
Cit Group Inc 7.000% 5/1/15	29,815	29,852
Cit Group Inc 7.000% 5/1/17	226,238	225,672
Cit Group Inc - 144A 6.625% 4/1/18	35,000	36,488
(4) Citigroup Capital XXI 8.300% 12/21/37	75,000	76,687
Claires Escrow Corp - 144A 8.875% 3/15/19	55,000	51,425
Dunkin Finance Corp - 144A 9.625% 12/1/18	51,000	51,446
Host Hotels & Resorts LP 9.000% 5/15/17	10,000	11,250
Intl Lease Finance Corp 8.625% 9/15/15	55,000	59,606
Intl Lease Finance Corp 8.750% 3/15/17	220,000	240,625
Intl Lease Finance Corp 8.250% 12/15/20	50,000	54,000
Intl Lease Finance Corp 6.250% 5/15/19	15,000	14,656
Intl Lease Finance Corp 5.750% 5/15/16	20,000	19,694
Intl Lease Finance Corp - 144A 7.125% 9/1/18	20,000	21,400
Pinafore LLC/INC - 144A 9.000% 10/1/18	95,000	102,362
Realogy Corp - 144A 7.875% 2/15/19	120,000	118,800
Regions Financial Corp 5.750% 6/15/15	50,000	49,250
UPCB Finance III LTD - 144A 6.625% 7/2/20	150,000	148,125
		1,905,364
Health Care (9.7%)
Accellent Inc 8.375% 2/1/17	50,000	51,688
Accellent Inc 10.000% 11/1/17	100,000	98,000
*(3) Biomet Inc. 10.375% 10/15/17	440,000	485,100
*Community Health Systems 8.875% 7/15/15	195,000	200,850
Davita Inc. 6.375% 11/1/18	70,000	70,875
Davita Inc. 6.625% 11/1/20	15,000	15,262
DJO Fin LLC/DJO Fin Corp - 144A 7.750% 4/15/18	90,000	89,662
DJO Fin. LLC 10.875% 11/15/14	20,000	21,300
Endo Pharmaceut Holdings Inc - 144A 7.000% 7/15/19	30,000	30,750
(1) GCB US Oncology Inc	205,000	3,588
*HCA Holdings Inc - 144A 7.750% 5/15/21	225,000	233,438
(3)(4) HCA Inc 9.625% 11/15/16	255,033	271,291
Health Management Assoc 6.125% 4/15/16	160,000	166,000
Healthsouth Corp. 7.250% 10/1/18	60,000	62,550
Healthsouth Corp. 7.750% 9/15/22	60,000	63,225
Mylan Inc - 144A 7.625% 7/15/17	35,000	38,150
Mylan Inc - 144A 7.875% 7/15/20	90,000	98,775
Radiation Therapy Service 9.875% 4/15/17	100,000	99,875
(3)(4) Surgical Care Affiliates - 144A 8.875% 7/15/15	208,726	214,466
Tenet Healthcare Corp 9.250% 2/1/15	105,000	114,844
Tenet Healthcare Corp 8.875% 7/1/19	25,000	27,594
Tenet Healthcare Corp 8.000% 8/1/20	110,000	111,788
(3)(4) United Surgical Partners 9.250% 5/1/17	225,000	235,125
Valeant Pharmaceuticals - 144A 6.750% 10/1/17	40,000	39,200
Valeant Pharmaceuticals - 144A 6.875% 12/1/18	180,000	176,400
Valeant Pharmaceuticals - 144A 6.500% 7/15/16	20,000	19,775
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	60,000	58,200
		3,097,771
Industrials (12.0%)
ACCO Brands Corp 7.625% 8/15/15	80,000	79,600
Aircastle Ltd 9.750% 8/1/18	65,000	71,663
Alliant Techsystems Inc 6.750% 4/1/16	155,000	158,100
Amsted Industries - 144A 8.125% 3/15/18	105,000	110,250
Associated Materials Inc - 144A 9.125% 11/1/17	115,000	114,713
Avis Budget Car Rental 7.750% 5/15/16	150,000	152,625
Avis Budget Car Rental 9.625% 3/15/18	60,000	64,050
Avis Budget Car Rental 8.250% 1/15/19	55,000	55,687
Belden Inc 9.250% 6/15/19	65,000	72,312
Building Materials Corp - 144A 6.875% 8/15/18	110,000	112,200
Building Materials Corp - 144A 6.750% 5/1/21	60,000	60,300
Case New Holland Inc - 144A 7.875% 12/1/17	115,000	126,500
Clean Harbors Inc 7.625% 8/15/16	31,000	32,860
Clean Harbors Inc - 144A 7.625% 8/15/16	40,000	42,400
Ducommun Inc - 144A 9.750% 7/15/18	10,000	10,275
Energy Future/EFIH Finan 10.000% 12/1/20	27,000	28,794
General Cable Corp 7.125% 4/1/17	165,000	168,713
Geo Group Inc 7.750% 10/15/17	110,000	116,600
Great Lakes Dredge & Dock - 144A 7.375% 2/1/19	75,000	73,875
Griffon Corporation - 144A 7.125% 4/1/18	70,000	70,263
Hertz Corp - 144A 7.500% 10/15/18	175,000	180,250
Hillman Group Inc 10.875% 6/1/18	75,000	80,906
Hillman Group Inc - 144A 10.875% 6/1/18	10,000	10,787
Interline Brands Inc 7.000% 11/15/18	85,000	86,062
Iron Mountain Inc 8.750% 7/15/18	235,000	244,106
Manitowoc Comp Inc 8.500% 11/1/20	85,000	90,738
Manitowoc Company Inc 9.500% 2/15/18	45,000	48,881
Masco Corp 7.125% 3/15/20	35,000	35,827
Mueller Water Products 8.750% 9/1/20	50,000	54,125
NXP BV/ NXP Funding LLC - 144A 9.750% 8/1/18	115,000	128,800
NXP BV/NXP Funding LLC - 144A 10.000% 7/15/13	75,000	84,000
Oshkosh Corp 8.250% 3/1/17	65,000	69,713
Ply Gem Industriers - 144A 8.250% 2/18/18	80,000	75,800
RailAmerica Inc 9.250% 7/1/17	115,000	126,213
RBS Global & Rexnord Corp. 8.500% 5/1/18	105,000	110,906
RSC Equipment Rent/RSC Holdings 8.250% 2/1/21	50,000	49,750
RSC Equipment Rental Inc 9.500% 12/1/14	71,000	72,775
Sensata Technologies - 144A 6.500% 5/15/19	95,000	94,763
Sequa Corp - 144A 11.750% 12/1/15	110,000	119,350
Spirit Aerosystems Inc 7.500% 10/1/17	105,000	110,513
Terex Corp 8.000% 11/15/17	85,000	87,125
United Rentals North Am 9.250% 12/15/19	100,000	108,500
United Rentals North Am 8.375% 9/15/20	30,000	30,375
		3,822,045
Information Technology (8.1%)
Aguila 3 SA - 144A 7.875% 1/31/18	20,000	20,125
Alcatel-Lucent USA Inc. 6.450% 3/15/29	175,000	157,500
Amkor Technologies Inc 7.375% 5/1/18	145,000	147,356
Aspect Software Inc 10.625% 5/15/17	65,000	69,875
Audatex North America Inc - 144A 6.750% 6/15/18	70,000	70,350
Commscope Inc - 144A 8.250% 1/15/19	75,000	77,250
Eagle Parent Inc - 144A 8.625% 5/1/19	75,000	72,281
Fidelity National Information Svsc 7.625% 7/15/17	105,000	111,431
Fidelity National Information Svsc 7.875% 7/15/20	15,000	15,919
First Data Corp - 144A 8.875% 8/15/20	110,000	117,425
First Data Corp - 144A 8.250% 1/15/21	138,000	135,240
(3) First Data Corp - 144A 8.750% 1/15/22	138,000	134,895
*First Data Corp - 144A 12.625% 1/15/21	277,000	296,390
First Data Corp - 144A 7.375% 6/15/19	30,000	30,225
Freescale Semiconductor - 144A 10.125% 3/15/18	80,000	88,800
Freescale Semiconductor - 144A 9.250% 4/15/18	95,000	102,363
Freescale Semiconductor - 144A 8.050% 2/1/20	70,000	70,350
IGate Corp - 144A 9.000% 5/1/16	75,000	75,750
JDA Software Group Inc 8.000% 12/15/14	65,000	71,175
MagnaChip Semiconductor 10.500% 4/15/18	145,000	158,775
MEMC Electronics Materia - 144A 7.750% 4/1/19	75,000	74,062
Sinclair Television Group 8.375% 10/15/18	30,000	31,500
Sinclair Television Group - 144A 9.250% 11/1/17	85,000	93,287
SSI Invest II/Co-Issr LLC 11.125% 6/1/18	100,000	110,500
Sungard Data Systems Inc 10.250% 8/15/15	150,000	155,250
Sungard Data Systems Inc 7.375% 11/15/18	85,000	85,000
		2,573,074
Materials (8.6%)
Aleris Intl Inc - 144A 7.625% 2/15/18	20,000	19,950
Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	210,500
Ashland Inc 9.125% 6/1/17	20,000	22,500
Atkore International Inc - 144A 9.875% 1/1/18	85,000	89,250
Berry Plastics Corp 9.750% 1/15/21	70,000	67,725
Bway Holding Co 10.000% 6/15/18	130,000	141,862
Clearwater Paper Corp 10.625% 6/15/16	100,000	112,125
Clearwater Paper Corp 7.125% 11/1/18	10,000	10,250
FMG Resources - 144A 7.000% 11/1/15	30,000	30,600
FMG Resources - 144A 6.875% 2/1/18	55,000	55,825
Graphic Packaging Intl. 7.875% 10/1/18	40,000	42,400
Hexion US Fin/Nova Scoti 9.000% 11/15/20	60,000	61,500
Huntsman International LLC 5.500% 6/30/16	80,000	78,700
Huntsman International LLC 8.625% 3/15/21	50,000	54,375
Huntsman International LLC 8.625% 3/15/20	35,000	38,150
Ineos Finance PLC - 144A 9.000% 5/15/15	145,000	152,250
Ineos Group Holdings PLC - 144A 8.500% 2/15/16	95,000	93,812
Longview Fibre Paper & Packaging - 144A 8.000% 6/1/16	20,000	20,100
Newpage Corp 11.375% 12/31/14	40,000	37,300
(3)(4) Noranda Aluminium Acquisition 4.417% 5/15/15	273,963	259,580
Nova Chemicals Corp. 8.625% 11/1/19	35,000	38,981
Novelios Inc 8.750% 12/15/20	100,000	108,000
Novelis Inc 8.375% 12/15/17	80,000	85,400
P.H. Glatfelter 7.125% 5/1/16	140,000	144,375
P.H. Glatfelter 7.125% 5/1/16	15,000	15,469
Packaging Dynamics Corp - 144A 8.750% 2/1/16	75,000	76,125
Polyone Corp 7.375% 9/15/20	35,000	36,662
Polypore International 7.500% 11/15/17	100,000	105,750
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	37,275
Reichhold Industries Inc - 144A 9.000% 8/15/14	320,000	287,200
Scotts Miracle-Gro Co 7.250% 1/15/18	45,000	47,813
Vertellus Specialties - 144A 9.375% 10/1/15	90,000	93,150
Vulcan Materials 6.500% 12/1/16	30,000	29,815
Vulcan Materials 7.500% 6/15/21	30,000	29,960
		2,734,729
Telecommunication Services (8.4%)
Buccaneer Merger Sub Inc - 144A 9.125% 1/15/19	45,000	46,800
Cincinnati Bell Inc. 8.375% 10/15/20	135,000	134,662
Clearwire Comm/Finance - 144A 12.000% 12/1/15	165,000	176,137
Cogent Communications - 144A 8.375% 2/15/18	60,000	61,650
Cricket Communications I 7.750% 10/15/20	50,000	49,000
Digicel Group Ltd - 144A 10.500% 4/15/18	100,000	112,000
GCI Inc 8.625% 11/15/19	95,000	104,025
Integra Telecom - 144A 10.750% 4/15/16	30,000	30,300
Intelsat Jackson Holdings - 144A 7.250% 10/15/20	90,000	89,550
Intelsat Jackson Holdings - 144A 7.250% 4/1/19	65,000	64,512
Intelsat Luxembourg 11.250% 2/4/17	55,000	59,056
(3) Intelsat Luxembourg 11.500% 2/4/17	100,000	107,500
(3)(4) IPCS Inc 3.523% 5/1/14	77,001	73,728
(3) Intelsat Luxembourg - 144A 11.500% 2/4/17	45,000	48,375
ITC Deltacom Inc 10.500% 4/1/16	80,000	83,600
Level 3 Communications - 144A 11.875% 2/1/19	20,000	21,575
Level 3 Escrow Inc - 144A 8.125% 4/1/19	40,000	40,200
Level 3 Financing Inc - 144A 9.375% 4/1/19	105,000	108,150
Metropcs Wireless Inc 7.875% 9/1/18	125,000	132,344
Paetec Corp - 144A 9.875% 12/1/18	115,000	119,169
Paetec Holding Corp 8.875% 6/30/17	80,000	84,000
Qwest Communications Int 7.500% 2/15/14	150,000	152,250
SBA Telecommunications 8.000% 8/15/16	35,000	37,231
SBA Telecommunications 8.250% 8/15/19	50,000	53,500
*Sprint Capital Corp 8.750% 3/15/32	500,000	541,250
Texas Comp Elec Hold LLC - 144A 11.500% 10/1/20	90,000	88,425
Trilogy Intl Part LLC - 144A 10.250% 8/15/16	10,000	10,150
Windstream Corp 8.125% 9/1/18	25,000	26,500
Windstream Corp 7.500% 4/1/23	35,000	35,000
		2,690,639
Utilities (1.9%)
AES Corporation 9.750% 4/15/16	145,000	164,575
Calpine Corp - 144A 7.250% 7/31/20	30,000	30,450
Calpine Corp - 144A 7.875% 7/31/20	85,000	88,825
Calpine Corp - 144A 7.500% 2/15/21	75,000	76,500
Energy Future Holdings 10.250% 1/15/20	90,000	95,531
NRG Energy Inc 8.250% 9/1/20	70,000	71,400
NRG Energy Inc - 144A 7.625% 1/15/18	95,000	95,237
		622,518

TOTAL CORPORATE BONDS (COST: $28,859,004)		$30,261,604

COMMON STOCKS (0.0%)	Shares
(1) Dex One Corp (COST: $398,943)	4,445	$11,246

SHORT-TERM SECURITIES (3.3%)	Shares
Wells Fargo Advantage Cash Investment Money Market 0.034% (COST: $1,063,971)	1,063,971	$1,063,971

TOTAL INVESTMENTS IN SECURITIES (COST: $30,321,918) (98.1%)		$31,336,821
OTHER ASSETS LESS LIABILITIES (1.9%)		593,453

NET ASSETS (100.0%)		$31,930,274

(1) Non-income producing security.
(2) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(3) Interest or dividend is paid-in-kind, when applicable.
(4) Floating rate security. The rates for these securities are as of June 30, 2011.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid. These securities amount to $11,299,975, representing 35.4% of net assets.

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities June 30, 2011 (unaudited)

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$353,247,366	$23,957,624	$30,321,918

Investments in securities, at value	$376,002,658	$30,963,009	$31,336,821
Cash	86,713	0	0
Security sales receivable	225,064	0	144,664
Receivable for Fund shares sold	3,325,256	12,333	0
Accrued dividends receivable	96,966	14,430	53
Accrued interest receivable	501	37	596,810
Receivable due from manager	25,206	0	0
Prepaid expenses	92,924	15,977	15,774
Total assets	$379,855,288	$31,005,786	$32,094,122

LIABILITIES
Security purchases payable	$5,742,937	$0	$34,509
Payable for Fund shares redeemed	384,295	31,903	2,290
Payable to affiliates	525,160	36,124	44,793
Accrued expenses	24,270	13,088	14,038
Disbursements in excess of demand deposit cash	0	1,963	68,218
Total liabilities	$6,676,662	$83,078	$163,848

NET ASSETS	$373,178,626	$30,922,708	$31,930,274

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$352,963,659	$29,844,618	$78,577,731
Accumulated undistributed net realized gain (loss) on investments	(1,589,768)	(5,835,483)	(48,701,236)
Accumulated undistributed net investment income (loss)	(950,557)	(91,812)	1,038,876
Unrealized appreciation (depreciation) on investments	22,755,292	7,005,385	1,014,903

NET ASSETS	$373,178,626	$30,922,708	$31,930,274

Net Assets—Class A	$373,178,626	$30,922,708	$21,127,539
Net Assets—Class C *	-	-	$10,802,735

Shares outstanding—Class A	63,271,479	752,029	2,749,111
Shares outstanding—Class C *	-	-	1,402,665

Net asset value per share—Class A1	$5.90	$41.12	$7.69
Net asset value per share—Class C1*	-	-	$7.70

Public offering price per share—Class A (sales charge of 5.00%, 5.00%, and 4.25%, respectively)	$6.21	$43.28	$8.03

[1]Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the six months ended June 30, 2011 (unaudited)

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INVESTMENT INCOME
Interest	$3,153	$344	$1,354,629
Dividends (net of foreign withholding taxes of $11,241, $602, and $0, respectively)	638,453	151,742	233
Total investment income	$641,606	$152,086	$1,354,862

EXPENSES
Investment advisory fees	$568,645	$152,436	$144,738
Distribution (12b-1) fees—Class A	568,645	38,109	27,884
Distribution (12b-1) fees—Class C*	-	-	58,524
Transfer agent fees	154,089	29,986	35,451
Accounting service fees	39,769	16,369	19,677
Administrative service fees	136,503	24,615	30,775
Professional fees	15,238	3,776	5,001
Reports to shareholders	12,100	5,944	2,978
License, fees, and registrations	21,284	7,434	8,867
Audit fees	22,421	2,776	2,867
Trustees' fees	8,763	1,426	1,620
Transfer agent out-of-pockets	5,708	3,329	1,352
Custodian fees	25,587	2,993	7,401
Legal fees	17,335	2,599	2,895
Insurance expense	125	830	1,255
Total expenses	$1,596,212	$292,622	$351,285
Less expenses waived or reimbursed	(4,049)	(48,724)	(35,299)
Total net expenses	$1,592,163	$243,898	$315,986

NET INVESTMENT INCOME (LOSS)	$(950,557)	$(91,812)	$1,038,876

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(1,465,768)	$1,338,479	$(931,333)
Net change in unrealized appreciation (depreciation) of investments	15,377,522	1,831,518	1,334,734
Net realized and unrealized gain (loss) on investments	$13,911,754	$3,169,997	$403,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,961,197	$3,078,185	$1,442,277

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the six months ended June 30, 2011 (unaudited)

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(950,557)	$(91,812)	$1,038,876
Net realized gain (loss) on investments	(1,465,768)	1,338,479	(931,333)
Net change in unrealized appreciation (depreciation) on investments	15,377,522	1,831,518	1,334,734
Net increase (decrease) in net assets resulting from operations	$12,961,197	$3,078,185	$1,442,277

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$0	$(710,022)
Net investment income - Class C*	-	-	(328,854)
Total distributions	$0	$0	$(1,038,876)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares—Class A	$319,345,338	$1,697,463	$1,227,854
Proceeds from sale of shares—Class C*	-	-	32,474
Proceeds from reinvested dividends—Class A	0	0	479,002
Proceeds from reinvested dividends—Class C*	-	-	185,537
Cost of shares redeemed—Class A	(22,563,876)	(2,485,934)	(4,155,222)
Cost of shares redeemed—Class C*	-	-	(2,303,081)
Net increase (decrease) in net assets resulting from capital share transactions	$296,781,462	$(788,471)	$(4,533,436)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$309,742,659	$2,289,714	$(4,130,035)
NET ASSETS, BEGINNING OF PERIOD	63,435,967	28,632,994	36,060,309
NET ASSETS, END OF PERIOD	$373,178,626	$30,922,708	$31,930,274

Accumulated undistributed net investment income	$0	$0	$0

*Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2010

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(61,338)	$208,773	$2,733,939
Net realized gain (loss) on investments	331,080	(1,472,548)	1,339,193
Net change in unrealized appreciation (depreciation) on investments	7,304,748	5,563,095	623,402
Net increase (decrease) in net assets resulting from operations	$7,574,490	$4,299,320	$4,696,534

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income—Class A	$0	$(208,773)	$(1,830,992)
Net investment income—Class C*	-	-	(902,947)
Total distributions	$0	$(208,773)	$(2,733,939)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares—Class A	$55,328,792	$1,243,246	$2,743,057
Proceeds from sale of shares—Class C*	-	-	209,930
Proceeds from reinvested dividends—Class A	0	195,649	1,245,633
Proceeds from reinvested dividends—Class C*	-	-	614,343
Cost of shares redeemed—Class A	(747,381)	(4,974,220)	(9,648,119)
Cost of shares redeemed—Class C*	-	-	(4,242,545)
Net increase (decrease) in net assets resulting from capital share transactions	$54,581,411	$(3,535,325)	$(9,077,701)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$62,155,901	$555,222	$(7,115,106)
NET ASSETS, BEGINNING OF PERIOD	1,280,066	28,077,772	43,175,415
NET ASSETS, END OF PERIOD	$63,435,967	$28,632,994	$36,060,309

Accumulated undistributed net investment income	$0	$0	$0

*Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of three series (the "Funds").

Williston Basin/Mid-North American Stock Fund (the "WB/MNAS Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% contingent deferred sales charge ("CDSC") may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2007.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries tax rule and regulations. The WB/MNAS Fund and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of June 30, 2011:

		Level 1	Level 2	Level 3	Total
WB/MNAS Fund	Short Term Securities	$18,850,124	$0	$0	$18,850,124
	Common Stock	357,152,534	0	0	357,152,534
	Total	$376,002,658	$0	$0	$376,002,658

Growth & Income Fund	Short Term Securities	$985,649	$0	$0	$985,649
	Common Stock	29,977,360	0	0	29,977,360
	Total	$30,963,009	$0	$0	$30,963,009

High Income Fund	Short Term Securities	$1,063,971	$0	$0	$1,063,971
	Common Stock	11,246	0	0	11,246
	Corporate Bonds	0	30,261,604	0	30,261,604
	Total	$1,075,217	$30,261,604	$0	$31,336,821

See Schedule of Investments to view by type of obligation. The Funds did not hold any Level 3 assets during the six months ended June 30, 2011. There were no transfers into or out of Level 1 or Level 2 during the six months ended June 30, 2011. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2011, were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Purchases	$298,466,920	$8,564,174	$8,485,223
Sales	$19,226,884	$10,347,804	$13,383,256

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNAS		Growth &		High Income Fund		High Income Fund
	Fund		Income Fund		Class A		Class C
	Six		Six		Six		Six
	Months	Year	Months	Year	Months	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10
Shares sold	54,919,068	12,110,559	42,358	37,983	158,589	372,293	4,184	28,769
Shares issued on reinvestment of dividends	0	0	0	5,261	61,939	169,662	23,934	83,570
Shares redeemed	(3,950,514)	(172,990)	(62,118)	(151,870)	(537,223)	(1,322,510)	(297,568)	(574,647)
Net increase (decrease)	50,968,554	11,937,569	(19,760)	(108,626)	(316,695)	(780,555)	(269,450)	(462,308)

NOTE 6: Income Tax Information

At June 30, 2011, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Investments at cost	$353,247,366	$23,957,624	$30,321,918
Unrealized appreciation	36,108,800	7,314,683	3,721,465
Unrealized depreciation	(13,353,509)	(309,298)	(2,706,562)
Net unrealized appreciation (depreciation)*	$22,755,292	$7,005,385	$1,014,903

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNAS Fund		Growth & Income Fund		High Income Fund
	Six		Six		Six
	Months	Year	Months	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10
Ordinary income	$0	$0	$0	$208,773	$1,038,876	$2,733,939

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Accumulated Capital and Other Losses	($124,000)	($7,173,962)	($46,731,027)
Unrealized Appreciation/ (Depreciation)	7,377,770	5,173,867	(319,831)
Total Accumulated Earnings/ (Deficit)	$7,253,770	($2,000,095)	($47,050,858)

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	WB/MNAS Fund	Growth & Income Fund	High Income Fund
2016	$53,743	$2,643,978	$31,094,157
2017	$70,257	$3,057,436	$14,842,642
2018	$0	$1,472,548	$794,228
Total	$124,000	$7,173,962	$46,731,027

For the year ended December 31, 2010, the Funds did not make any permanent reclassifications to reflect tax character due to capital loss carryforward expirations.

The Funds did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended December 31, 2010.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser.

VFM provides investment advisory and management services to the Funds. For the WB/MNAS Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 30, 2012, for WB/MNAS Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.60%, 1.60%, and 2.35%, respectively. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Six Months Ended 6/30/11	Payable 6/30/11
WB/MNAS Fund	$568,645	$142,768
Growth & Income Fund	$152,436	$25,055
High Income Fund	$144,738	$22,731

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNAS Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 6/30/11			Payable 6/30/11
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Charges	CDSC	Fees*
WB/MNAS Fund	$11,817,470	$0	$568,645	$151,842	$0	$142,768
Growth & Income Fund	$2,750	$0	$28,276	$0	$0	$3,132
High Income Fund - A	$38,619	$0	$27,884	$5	$0	$4,414
High Income Fund - C	$0	$0	$58,524	$0	$0	$9,067

*After waivers and reimbursements, if any.

IFS acts as the Funds' transfer agent. Prior to June 1, 2011, the transfer agent fee was a monthly variable fee equal to 0.20% on the first $0 to $50 million, 0.15% on the next $50 to $100 million, 0.10% on the next $100 to $200 million, and 0.05% in excess of $200 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the transfer agent fee for High Income Fund was a monthly variable fee equal to 0.14% on the first $200 million of the average daily net assets plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the transfer agent fee for WB/MNAS Fund and Growth & Income Fund was a monthly variable fee equal to 0.18% on the first $0 to $200 million and 0.15% on the next $200 million to $700 million of the average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class.

IFS also acts as the Funds' accounting services agent. Prior to June 1, 2011, the accounting fee was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% on the first $0 to $50 million, 0.04% on the next $50 to $100 million, 0.03% on the next $100 to $200 million, 0.02% on the next $200 to $500 million and at a lower rate in excess of $500 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the accounting services fee was combined with the administrative services fee.

IFS also acts as the Funds' administrative services agent. Prior to June 1, 2011, the administrative fee was a monthly variable fee equal to 0.150% on the first $0 to $50 million, 0.125% on the next $50 to $100 million, 0.100% on the next $100 to $200 million, 0.075% on the next $200 to $500 million and at a lower rate in excess of $500 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. Beginning June 1, 2011, the administrative fee was a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Fund are also Officers and Governors of IFS.

	Six Months Ended 6/30/11			Payable 6/30/11
	Transfer	Accounting	Admin.	Transfer	Accounting	Admin.
	Agency	Service	Service	Agency	Service	Service
	Fees*	Fees*	Fees*	Fees*	Fees*	Fees*
WB/MNAS Fund	$152,250	$38,983	$135,079	$47,830	$0	$40,786
Growth & Income Fund	$13,647	$6,696	$11,737	$3,187	$0	$3,892
High Income Fund	$20,829	$11,135	$18,640	$3,175	$0	$5,045
*After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/11#	12/31/10	12/31/09	12/31/08	12/31/07	12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$5.16	$3.50	$2.94	$3.66	$8.88	$12.19

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	$0.00	$0.01	$0.01	$(0.06)	$(0.24)
Net realized and unrealized gain (loss) on investments	0.76	1.66	0.56	(0.72)	(0.01)	1.22
Total from investment operations	$0.74	$1.66	$0.57	$(0.71)	$(0.07)	$0.98

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$(0.01)	$(0.01)	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(5.15)	(4.29)
Total distributions	$0.00	$0.00	$(0.01)	$(0.01)	$(5.15)	$(4.29)

NET ASSET VALUE, END OF PERIOD	$5.90	$5.16	$3.50	$2.94	$3.66	$8.88

Total Return[1]	28.68%[3]	47.43%	19.31%	(19.36%)	(0.92%)	7.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$373,179	$63,436	$1,280	$1,069	$2,716	$7,308
Ratio of expenses to average net assets after waivers*[2]	1.40%[3]	1.50%	1.50%	1.50%	2.56%	2.65%
Ratio of expenses to average net assets before waivers*	1.40%[3]	2.03%	8.90%	6.93%	3.71%	2.79%
Ratio of net investment income (loss) to average net assets*[2]	(0.84%)[3]	(0.67%)	0.24%	0.13%	(0.97%)	(1.78%)
Portfolio turnover rate	8.51%	35.44%	165.30%	151.02%	137.86%	25.71%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Annualized.

*	Average net assets was calculated using a 360-day period.

# Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/11#	12/31/10	12/31/09	12/31/08	12/31/07	12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$37.10	$31.89	$28.40	$39.19	$36.49	$31.98

Income (loss) from investment operations:
Net investment income (loss)	$(0.12)	$0.27	$0.36	$0.14	$0.19	$0.32
Net realized and unrealized gain (loss) on investments	4.14	5.21	3.49	(10.75)	2.72	4.49
Total from investment operations	$4.02	$5.48	$3.85	$(10.61)	$2.91	$4.81

Less Distributions:
Dividends from net investment income	$0.00	$(0.27)	$(0.36)	$(0.15)	$(0.20)	$(0.29)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.01)	(0.01)
Returns of capital	0.00	0.00	0.00	(0.03)	0.00	0.00
Total distributions	$0.00	$(0.27)	$(0.36)	$(0.18)	$(0.21)	$(0.30)

NET ASSET VALUE, END OF PERIOD	$41.12	$37.10	$31.89	$28.40	$39.19	$36.49

Total Return[1]	21.67%[3]	17.19%	13.54%	(27.06%)	7.97%	15.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$30,923	$28,633	$28,078	$27,472	$40,903	$46,334
Ratio of expenses to average net assets after waivers*[2]	1.60%[3]	1.60%	1.60%	1.60%	1.60%	1.56%
Ratio of expenses to average net assets before waivers*	1.92%[3]	2.00%	2.09%	2.22%	2.30%	2.39%
Ratio of net investment income to average net assets*[2]	(0.60%)[3]	0.78%	1.17%	0.40%	0.46%	0.84%
Portfolio turnover rate	28.47%	112.99%	120.02%	158.65%	99.47%	94.23%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Annualized.

*	Average net assets was calculated using a 360-day period.

# Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/11#	12/31/10	12/31/09	12/31/08	12/31/07	12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$7.61	$7.21	$5.05	$8.43	$10.20	$10.07

Income (loss) from investment operations:
Net investment income (loss)	$0.25	$0.53	$0.52	$0.56	$0.79	$0.76
Net realized and unrealized gain (loss) on investments	0.08	0.40	2.16	(3.31)	(1.75)	0.27
Total from investment operations	$0.33	$0.93	$2.68	$(2.75)	$(0.96)	$1.03

Less Distributions:
Dividends from net investment income	$(0.25)	$(0.53)	$(0.52)	$(0.56)	$(0.80)	$(0.76)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.01)	(0.14)
Returns of capital	0.00	0.00	0.00	(0.07)	0.00	0.00
Total distributions	$(0.25)	$(0.53)	$(0.52)	$(0.63)	$(0.81)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$7.69	$7.61	$7.21	$5.05	$8.43	$10.20

Total Return[1]	8.60%[3]	13.39%	55.56%	(34.24%)	(10.07%)	10.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$21,128	$23,316	$27,746	$24,101	$88,629	$101,545
Ratio of expenses to average net assets after waivers*[2]	1.60%[3]	1.60%	1.60%	1.67%	1.75%	1.75%
Ratio of expenses to average net assets before waivers*	1.81%[3]	1.83%	1.93%	1.88%	1.85%	1.95%
Ratio of net investment income to average net assets*[2]	6.37%[3]	6.68%	8.64%	7.74%	8.09%	7.49%
Portfolio turnover rate	25.70%	58.47%	56.76%	85.86%	27.28%	38.76%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Annualized.

*	Average net assets was calculated using a 360-day period.

# Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/11#	12/31/10	12/31/09	12/31/08	12/31/07	12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$7.62	$7.23	$5.06	$8.45	$10.22	$10.09

Income (loss) from investment operations:
Net investment income (loss)	$0.22	$0.48	$0.48	$0.51	$0.72	$0.69
Net realized and unrealized gain (loss) on investments	0.08	0.39	2.17	(3.33)	(1.76)	0.27
Total from investment operations	$0.30	$0.87	$2.65	$(2.82)	$(1.04)	$0.96

Less Distributions:
Dividends from net investment income	$(0.22)	$(0.48)	$(0.48)	$(0.51)	$(0.72)	$(0.69)
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.01)	(0.14)
Returns of capital	0.00	0.00	0.00	(0.06)	0.00	0.00
Total distributions	$(0.22)	$(0.48)	$(0.48)	$(0.57)	$(0.73)	$(0.83)

NET ASSET VALUE, END OF PERIOD	$7.70	$7.62	$7.23	$5.06	$8.45	$10.22

Total Return[1]	7.83%[3]	12.39%	54.57%	(34.77%)	(10.71%)	9.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$10,803	$12,744	$15,430	$12,563	$44,023	$41,840
Ratio of expenses to average net assets after waivers*2	2.35%[3]	2.35%	2.35%	2.42%	2.50%	2.50%
Ratio of expenses to average net assets before waivers*	2.56%[3]	2.58%	2.68%	2.63%	2.60%	2.70%
Ratio of net investment income to average net assets*2	5.62%[3]	6.24%	7.85%	7.03%	7.40%	6.75%
Portfolio turnover rate	25.70%	58.47%	56.76%	85.86%	27.28%	38.76%

[1]	Excludes any CDSC fee.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[3]	Annualized.

*	Average net assets was calculated using a 360-day period.

# Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	12/31/10	6/30/11	Period*	Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$1,143.41	$7.50	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.86	$7.06	1.40%

Integrity Growth & Income Fund
Actual	$1,000.00	$1,108.33	$8.43	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.07	1.60%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,043.04	$8.17	1.60%
Actual - Class C	$1,000.00	$1,039.16	$11.98	2.35%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,016.86	$8.07	1.60%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,013.11	$11.83	2.35%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

[Logo]

Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Viking Small-Cap Value Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 24, 2011

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 24, 2011